                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2003



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)

        MINNESOTA                          0-27166                     41-1641815
(State of other jurisdiction         (Commission File No.)    (IRS Employer Identification
     of incorporation)                                                   Number)


           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 894-3680

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A


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ITEM 5. OTHER EVENTS

On April 10, 2003 we announced a product distribution agreement with a major truck leasing company. The information that is set forth in our press release dated April 3, 2003, is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press Release dated April 10, 2003



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 10, 2003                     XATA CORPORATION



                                          By: /s/ John G. Lewis
                                              ----------------------------------
                                              John G. Lewis, Chief Financial
                                              Officer (Principal accounting and
                                              financial officer) and Authorized
                                              Signatory



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